UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 5, 2009
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                             Hydrogen Motors Inc.
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              333-154866                         30-0489767
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       (Commission File Number)     (IRS Employer Identification No.)

                     3600 Twilight court, Oakton, VA 22124
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          (Address of Principal Executive Offices)      (Zip Code)

                              (703)407-9802
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            (Registrant's Telephone Number, Including Area Code)

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 3, 2009 Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 3, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009, the Public Company Accounting Oversight Board
("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule lOb-5 thereunder, and noncooperation with a Board investigation. You can find a copy of the order at http:
http://www.pcaobus.org/Enforcement/Disciplinary Proceedings/2009/0827 Moore.pdf

As Moore is no longer registered with the PCAOB, we may not include Moore's audit reports or consents in our filing on Form S-1/A with the Securities and Exchange Commission. Thus, you cannot rely upon the audit reports issued for the period from inception on November 11, 2007 through August 31, 2008.
The Company has furnished a copy of this Report to Moore and Associates, Chartered and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Moore and Associates, Chartered has respond that on the advice of counsel, it will not respond but if any letter is received, it will be submitted as
Exhibit 16.1 in an amended Form 8-K/A.

b) On August 5, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

None.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 25, 2009

By: /s/ Dmitry Shvenderman
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Name:   Dmitry Shvenderman
Title:  President, Chief Executive Officer
        Hydrogen Motors Inc.